                                     EXHIBIT 1

                               JOINT FILING AGREEMENT


In accordance with Rule 13d-1(f) of the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing of a Statement on Schedule 13D relating to the Common Stock, no par value, of St. John Knits, Inc., a California corporation, and that any amendments thereto filed by any of us will be filed on behalf of each of us. This Joint Filing Agreement may be included as an exhibit to such joint filing. This Joint Filing Agreement may be executed in any number of counterparts all of which together shall constitute one and the same instrument.


                                        /s/ Robert E. Gray
                                        ----------------------------------------
                                        ROBERT E. GRAY

                                        /s/ Marie Gray
                                        ----------------------------------------
                                        MARIE GRAY

                                        /s/ Kelly A. Gray
                                        ----------------------------------------
                                        KELLY A. GRAY

                                        GRAY FAMILY TRUST

                                        By: /s/ Robert E. Gray
                                           -------------------------------------
                                           Name: Robert E. Gray

                                        By:/s/ Marie Gray
                                           -------------------------------------
                                           Name: Marie Gray

                                        KELLY ANN GRAY TRUST

                                        By: /s/ Robert E. Gray
                                           -------------------------------------
                                           Name: Robert E. Gray

                                        By: /s/ Marie Gray
                                           -------------------------------------
                                           Name: Marie Gray


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                                                                   Page 19 of 23


                                        VESTAR CAPITAL PARTNERS III, L.P.
                                        By:  Vestar Associates III, L.P.
                                        Its: General Partner

                                        By:  Vestar Associates Corporation III
                                        Its: General Partner


                                        By: /s/ James P. Kelley
                                           -------------------------------------
                                           Name:  James P. Kelley
                                           Title: Vice President

                                        VESTAR ASSOCIATES III, L.P.

                                        By:  Vestar Associates Corporation III
                                        Its: General Partner


                                        By: /s/ James P. Kelley
                                           -------------------------------------
                                           Name:  James P. Kelley
                                           Title: Vice President

                                        VESTAR ASSOCIATES CORPORATION III


                                        By: /s/ James P. Kelley
                                           -------------------------------------
                                           Name:  James P. Kelley
                                           Title: Vice President


Dated:  December 17, 1998